AMENDMENT AGREEMENT III
TO SALE AND PURCHASE AGREEMENT

among

1.	Nokia Ventures, L.P.
545 Middlefield Road
Suite 210
Menlo Park, CA 94025
USA

2.	Apax Europe IV - A LP
13 - 15 Victoria Road
ST Peter Port
Guernsey
Channel Islands

3.	ARGC IV, L.P.
c/o Argo Global Capital
601 Edgewater Drive
Wakefield, MA 01880
USA

4.	ARGO II, L.P.
c/o Argo Global Capital
601 Edgewater Drive
Wakefield, MA 01880
USA

5.	ARGO II THE WIRELESS INTERNET FUND (EUROPE) LP
c/o Argo Global Capital
601 Edgewater Drive
Wakefield, MA 01880
USA

- referred to individually as "Seller" or collectively as the “Sellers”

and

2.	NeoMedia Technologies, Inc.
2201 Second Street, Suite 600
Ft. Myers, Florida 33901
USA

- herein referred to as the “Purchaser”.
- the Seller and Purchaser herein collectively referred to as the “Parties”, and each of them as a “Party”- ,

WHEREAS, the Parties have executed on February 10, 2006, a Sale and Purchase Agreement (the “Sale and Purchase Agreement”) with regard to shares of 12Snap AG, a German privately held stock corporation with its legal seat in Munich, and on February 22, 2006 an Amendment Agreement I (“Amendment Agreement I”), and on February 28, 2006 an Amendment Agreement II (“Amendment Agreement II”) to the Sale and Purchase Agreement.

R E C I T A L S:

NOW, THEREFORE, the Parties desire to amend certain provisions under the Agreement as follows:

1.    The parties agree that Section 4.3.3 of the Agreement is amended by deleting all of the current language and replacing such language with the following:

“4.3.3
In order to make the Sellers whole with respect to the value of the Consideration Shares, Purchasers shall issue to the Sellers for no additional consideration, on or before March 30, 2007, the number of shares of common stock, par value $0.01, of the Purchaser, evidenced by a share certificate bearing a standard restrictive legend (the “Top-Up Shares”), as follows:

Seller	Number of Shares
Apax Europe IV	77,397,302
Argo II, L.P.	73,828,938
ARGO II The Wireless Internet Fund (Europe) L.P.	2,634,432
ARGC IV, L.P.	772,361
Nokia Ventures, L.P.	42,987,915

The Top-Up Shares, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, and nonassessable, will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws, and will be issued in compliance with all applicable laws.

2.    The parties agree to add as Section 17.7 the following:

“17.7	Registration Rights for Top-Up Shares

The Purchaser shall use its best efforts to file with the SEC, no later than June 30, 2007, an S-1, SB-2 or S-3 registration statement registering for resale all of the Top-Up Shares (the “Top-Up Registration Statement”). The Purchaser shall use its best efforts to cause the Top-Up Registration Statement to be declared effective by the SEC as soon as practicable. The Purchaser shall cause the Seller Registration Statement to remain effective until the date on which the Consideration Shares may be sold by the Sellers pursuant to Rule 144 under the U.S. Securities Act, as amended, or such earlier time as all of the Consideration Shares covered by the Seller Registration Statement have been sold pursuant thereto. The provisions of Sections 17.3 (“Registration Procedures”), 17.4 (“Requirements of Company Stockholders”), 17.5 (“Indemnification”) and 17.6 (“Assignment of Rights”) shall apply equally with respect to the Top-Up Shares and the Top-Up Registration Statement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment III to be executed by their duly authorized representatives, as of this 16th day of March, 2007.

For Sellers:	For Purchaser:

Nokia Ventures, L.P.	NeoMedia Technologies, Inc.

/s/ David Jaques	/s/ David A. Dodge
By: N.V. I, L.L.C.	Title: CFO
Its: General Partner

Apax Europe IV - A LP

/s/ Denise Fallaize
By: Denise Fallaize
Its: for Apax Europe IV, LP Co. Limited as general partner Apax Europe IV-A LP

ARGC IV, L.P.

/s/ Vesa Jormakka
By: Vesa Jormakka
Its: Senior Partner

ARGO II, L.P.

/s/ Vesa Jormakka
By: Vesa Jormakka
Its: Senior Partner

ARGO II THE WIRELESS INTERNET FUND (EUROPE) LP

/s/ Vesa Jormakka
By: Vesa Jormakka
Its: Senior Partner